Building a Competitive Cell Therapy Pipeline for Cancer Patients

Yihong Yao, PhD, CSO

08/30/2020

CBMG
Cellular Biomedicine Group

Safe Harbor

Statements in this presentation relating to plans, strategies, trends, specific activities, investments, and other statements that are not descriptions of historical facts, including our expectations regarding our immuno-oncology and regenerative medicine clinical trials, may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include any risks detailed from time to time in CBMG's reports filed with the Securities and Exchange Commission, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, including risks regarding our ability to implement our plans, strategies and objectives for future operations, including our plan to configure part of our Shanghai facility with GE Healthcare's FlexFactory™ platform, our ability to execute on our obligations under the terms of our licensing and collaboration arrangement with Novartis, our ability to execute on proposed new products, services or development thereof, the results of our clinical research and development, regulatory infrastructure governing cell therapy and cellular biopharmaceuticals, our ability to enter into agreements with any necessary manufacturing, marketing and/or distribution partners for purposes of commercialization, our ability to seek intellectual property rights for our product candidates, uncertainty regarding competition in the industry in which we operate, overall market conditions, and the impact of the COVID-19 pandemic on our operations, including risks associated with the evolving COVID-19 pandemic and actions taken in response to it. Generally, forward-looking statements may be identified by terms such as "may," "will," "expects," "plans," "intends," "estimates," "potential," or "continue" or similar terms or the negative of these terms. These statements reflect CBMG's current views with respect to future events or to its future activities and involve known and unknown risks, uncertainties and other factors which may cause CBMG's actual activities, actions or achievements to be materially different from any future activities, actions or achievements expressed or implied by the forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. CBMG does not have any obligation to update these forward-looking statements other than as required by law.

This presentation is strictly intended to provide general information about our company and business. Neither this presentation nor any part hereof constitutes an offer of securities.

CBMG Core Strategy

CBMG
Cellular Biomedicine Group

Strive for Speedy Delivery of Quality Drugs to Patients

Develop Key Building Blocks:

- Relevant and strong RnD expertise in cell and gene therapies. Aim for potentially best in class and/or among first three to the market
- Translation medicine for target patient population selection & understanding drug MoA and clinical response
- A top tier, dynamic CMC function enables appropriate vein to vein time and improves commercial feasibility

Healthy Risk Taking, Quality *vs.* Speed:

- Take full advantage of the pros of IIT and IND in China to speed up POC readout
- Think and plan well ahead of time: resources, clinical development in China *vs.* rest of the world; prepare for scale, capacity, and differentiation
- Management team is responsible for making timely key decisions

Seeking BLA in China and Partnership in the US



Pre-clinical Research
GMP Manufacture
IND Submission
Clinical Development
China
NMPA Filing
Investigator Initiated Trial
(IIT)
Early Safety & POC Readout
Positive Results
US IND Submission
Clinical Development
US
FDA Filing

Investigator Initiated Trial (IIT) in China

- Only cell, gene and stem cell therapies are allowed to explore IIT path in China, and encouraged by both NMPA and NHC.
- The sponsor and PIs work together to obtain scientific board and IRB approval. The hospital then submits the trial information to NHC before enrolling patients.
- The IIT option is not allowed to be carried out independently by a non-Chinese entity according to Chinese regulation.
- IIT route allows quick POC readout and confirmation for decision making, saving substantial development time and cost.

Rich Patient Pool, Favorable Hospitals & Experienced PIs

CBMG
Cellular Biomedicine Group

- China has ~ 5 million new cancer patients every year
- The specialized hospitals offer a large patient pool which is unmatched in the US. For example, Shanghai Chest Hospital treats over 30k new lung cancer patients per year, with ~5k patients of stage IIIb & IV
- Rich population for both I/o treatment naïve and refractory/relapsing patients allows evaluation of experimental drug efficacy in multiple lines of therapy
- CBMG has strong connections with 3A hospitals with GCP capabilities
- Many top PIs with strong working relationships with CBMG in China have taken part in successful global trials

CBMG

STEM CELL THERAPY

	PRODUCT	INDICATION	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
haMPC	Re-Join® (Auto.)	KOA				
	AlloJoin® (Allo.)	KOA				

KOA = knee osteoarthritis Auto. = autologous Allo. = allogenic

IMMUNO-ONCOLOGY THERAPY

	PRODUCT	INDICATION	PRECLINICAL	PHASE 1	PHASE 2
CAR-T	Anti-BCMA **CAR**	MM			
	Anti-CD20 **CAR**	R/R NHL			
	Anti-CD19, CD20 **BiCAR**	NHL			
TCR-T	AFP **TCR-T**	HCC			
TIL	**TIL1** (combo w/ anti-PD-1)	NSCLC			
	TIL2 (combo w/ anti-PD-1)	Solid Tumors			

MM = multiple myeloma R/R = relapsed/refractory NHL = non-Hodgkin lymphoma

ALL = acute lymphocytic leukemia HCC = hepatocellular carcinoma NSCLC = non-small cell lung cancer

TIL = tumor infiltrating lymphocytes TIL1 = traditional TIL TIL2 = neoantigen-reactive TIL

Anti-BCMA CAR (C-CAR088) is the 2nd generation 4-1BB anti-BCMA CAR with Human scFv

CBMG Cellular Biomedicine Group



L
VL
VH
TM
4-1 BB
ζ

- scFv of C-CAR088 specific target epitome cluster E3 in BCMA extra-cellular domain



1
10
20
30
40
54
S-S
S-S
S-S
MLQMAGQCSQNEYFDSLLHACIPCQLRCSSNTPPLTCQRYCNASVTNSVKGTNA
E1:1-7
E2:8-21
E3:24-41
E4:42-54
N-terminal domain
First disulfide bound defined domain
Second (double) disulfide bound defined domain
C-terminal extracellular domain

- Affinities of full-length antibody to human BCMA by Biacore analysis

Antibody	Human BCMA（KD nM）
BCMA-20	0.008

C-CAR088 Shows Robust *in vitro* Anti-tumor Activity

CBMG
Cellular Biomedicine Group

Anti-BCMA CAR Expression



NT
Positive control
CBM.BCMA
0.16
50.1
63.6
BCMA CAR
CD3

BCMA Expression on Target Cells



NH929
NH929-BCMA+
MM.1S
isotype control
MM.1S
BCMA

Cell Killing Assays



NH929
NH929-BCMA
MM.1S
%Cytotoxicity
100
75
50
25
0
1:1
5:1
10:1
20:1
40:1
Effector:Target
NT
Positive control
CBM.BCMA

Phase I Study in R/R Multiple Myeloma (IIT)

CBMG
Cellular Biomedicine Group



Apheresis
C-CAR088
Manufacturing &QC
C-CAR088
infusion
ICF Screening
Baseline assessment
Clinical monitoring and biomarker studies
-21d
-7d
-5d -4d -3d
Day 0
D4 D7 D10 W2 W3 W4 W8 W12 W16 W20 M6 M9 M12
Flu: 30 mg/m²/d
Cy: 300 mg/m²/d
First clinical response assessment

3+3 Dose Escalation

1×10^6/Kg → 3×10^6/Kg → 6×10^6/Kg → 9×10^6/Kg(TBD)

Key Eligibility Criteria:
- 18-75 years of age
- MM cells express BCMA
- Must have measurable MM
- ≥ 2 prior lines of therapy for MM, having received treatment with PI and IMiD
- Must have adequate hepatic, renal, cardiac and hematopoietic function

- **Safety Assessment**: Rate of dose limiting toxicities; Incidence and severity of treatment-emergent adverse events (CTCAE V5.0)
- **Efficacy Assessment**: IMWG 2016 ORR;DOR; PFS; OS
- **Exploratory**: CAR-T expansion and persistence

Study Status

Enrolled
N=25

Dosed
N=22

Evaluable for Clinical Response
N=17

Data cut-offdate: June15, 2020

Summary for C-CAR088

- In preclinical studies, C-CAR088 shows strong antitumor activity both *in vitro* & *in vivo*.
- No Grade 4 or higher CRS was observed in 17 patients. No Grade 2 or higher neurotoxicity and DLTs observed. Cytopenia mostly related to Cy/Flu lymphodepletion.
- 100% ORR in 17 patients. Best response including 5 CR; 9 VGPR; 3 PR.
- In the IIT study, dose dependence was observed based on PK profile. C-CAR088 was well tolerated in patients. We will evaluate the therapeutic index of more patients at 6×10^6 CAR+ cell/kg (high dose), and the DOR (duration of response).
- CBMG's proprietary culture formulation and manufacturing process (4-6 days) could potentially add a competitive edge over peer products.
- We plan to submit the early clinical data to a major conference by the end of the year.

In vitro and *in vivo* Activity of Anti-CD20-CD19 Bi-specific CAR (C-CAR039)

CBMG Cellular Biomedicine Group

C-CAR039 cell activation and cytokine release after co-cultured with target cells


A
B
IFN-γ (pg/ml)
200000
150000
100000
50000
0
NT
C-CAR039
T cell only
K562
K562-CD19+
K562-CD20+
K562-CD19+20+
Raji
T cell only
K562
NT
C-CAR039
CD137
CD3

A. ELISA to detect the secretion level of IFN-γ in the co-culture supernatant

B. Flow cytometry to detect the up-regulated expression level of CD137 on the cell surface;

Cell Killing Experiment on Target Cell Lines


A
K562
Raji
B
T cell only
K562
Raji
NT
C-CAR039

A. Detect the killing level of cells released by LDH after co-culture;

B. Up-regulated expression level of CD107a in cells after co-culture

In vivo anti tumor activity in NSG RAJI model


Luc activity
0
7
14
21
Days post T cell transfer
NT
TN-20LEU-19
C-CAR039

C-CAR039 Phase 1 Study in r/r B-NHL (IIT)

CBMG
Cellular Biomedicine Group

Dose Escalation of CAR+ T Cells

1.0x10⁶/Kg → 2.5x10⁶/Kg → 5.0x10⁶/Kg [range: ± 20% of the target dose]

Initiate expansion cohort to determine RP2D

Key Eligibility Criteria:

- 18-75 years of age
- r/r B-NHL including DLBCL,FL,MCL
- Either CD19 or CD20 positive disease
- No active CNS involvement


CBMG
Apheresis
CAR-T
Manufacturing
QC
Baseline
assessment
-21d
-7d
D0
CAR-T
infusion
D4 D7 D10 W2
W12
M12

- **Safety Assessment**: Rate of dose limiting toxicities; Incidence and severity of treatment-emergent adverse events (CTCAE V5.0)
- **Efficacy Assessment**: The Lugano Classification 2014: ORR;DOR; PFS;OS

Summary for C-CAR039

- C-CAR039 is a novel bi-specific CAR-T, targeting both CD19 and CD20.
- C-CAR039 showed reactivity against both single positive and double positive tumor *in vitro* and *in vivo*, can potentially be the best-in-class of CAR-T cell therapies for B cell malignancies as it addresses the CD19 antigen loss by co-targeting CD20.
- As of June 15, 2020, the IIT study has enrolled 16 patients, with 10 patients infused. No Grade 3 or higher CRS was observed. No Grade 2 or higher neurotoxicity was observed. Cytopenia mostly related to Cy/Flu lymphodepletion.
- Observed encouraging early efficacy signal with limited number of evaluable patients.
- We plan to submit the early clinical data to a major conference by the end of the year.

Development of TIL as a Treatment for Immunogenic Solid Cancers

- TIL therapy, a potent and safe treatment for immunogenic cancers
- Multiple TIL manufacturing processes available
  - Traditional TIL (NCI)
  - Young TIL (fast TIL)
  - Neoantigen-reactive TIL (NCI, licensed by CBMG)
- Top potential indications in the US and China
  - Non small cell lung cancer (NSCLC), head and neck cancer, cervical cancer, ovarian cancer, stomach cancer
- Potential combination therapy with immune checkpoint inhibitors

Somatic mutation burden by cancer



Pilocytic astrocytoma
ALL
Medulloblastoma
AML
Kidney chromophobe
Thyroid
CLL
Neuroblastoma
Glioblastoma
Pancreas
Breast
Glioma low grade
Lymphoma B cell
Myeloma
Prostate
Ovary
Kidney papillary
Kidney clear cell
Liver
Uterus
Stomach
Head and neck
Cervix
Colorectum
Oesophagus
Lung small cell
Bladder
Lung adenocarcinoma
Lung squamous
Melanoma
1,000
100
10
1.0
0.1
0.01
0.001
Somatic mutation prevalence (number mutations per megabase)

Every dot represents a sample whereas the red horizontal lines are the median numbers of mutations in the respective cancer types. The vertical axis (log scaled) shows the number of mutations per megabase whereas the different cancer types are ordered on the horizontal axis based on their median numbers of somatic mutations. ALL, acute lymphoblastic leukemia; AML, acute myeloid leukemia; CLL, chronic lymphocytic leukemia. (Figure from ref. 8, Fig. 1.)

Nature Biotechnology 34, 1019–1024 (2016)

Benefits of TIL Technology

Challenges		TIL enables and enhances robust immune responses
Tumor heterogeneity, few overlaps of neo-antigens between patients	➡	TIL technology is based on a patient's own TIL, which naturally multivalent targeting antigens specific to patient's tumor.
Insufficient T-cell response: tumor micro-environment deactivates T-cells and inhibits their growth, so they are insufficient in number and potency to have an adequate immune response.	➡	**Enhancing T-cell number and potency** TIL isolated from a resected tumor are expanded to several billion cells ex vivo, enabling administration of potent, highly activated cells.
Immune suppression: proteins on the surface of tumor cells, such as PD-1 and CTLA4, inhibit T-cell response.	➡	**Controlling tumor micro-environment to reduce immune suppression by using anti-PD-1**
Suppressive influences of other type of cells.	➡	Patient is preconditioned to remove all suppressive influences prior to infusion of cultured TIL to enhance therapeutic outcome.

Lung Cancer TIL Study Design & Patient Deposition: r/r NSCLC Patients Post Nivolumab Treatment

CBMG
Cellular Biomedicine Group



Responders Group
If progression -> treat with TIL
Nivo Q4w
Select TIL & Freeze
PR/CR
PD/SD
PR/CR
Q6w x 1 yr
Screening
-67 -63 -49 -35 -21 -8 -7 -6 -5 -4 -3 -2 -1 0 1→6 14 28 56
Q4w x 1 yr
Tumor Harvest
Nivo
Cy / Flu
TIL
IL-2
Nivo
Nivo
32 Patients were screened
20 Patients were enrolled
20 Patients had TIL harvested
20 Patients received nivolumab
16 Patients received TIL
12 Patients were ineligible
4 Patients did not receive TIL
1 Still responding to nivolumab (ID 30)
1 Insufficient TIL growth (ID 12)
1 Decline in Performance Status (ID 26)
1 Lost insurance and transportation (ID 29)
12 Patients evaluable at Day +28 (ID 1, 2, 4, 5, 7, 8, 9, 14, 16, 25, 31, 32)
1 Patients still waiting for CT, at Day +2 (ID 33)
2 Patients stopped for toxicity, not evaluable at Day +28 (ID 13, 15)
1 Patient no measurable tumor pre-TIL, not RECIST evaluable (ID 3)

Trial Procedures

- Resection of any accessible metastatic lesion for TIL manufacture.
- Nivolumab 240 mg IV q2wks x 4 doses.
- If PR/clinical benefit, then stay on nivolumab (No Cy/Flu/TIL).
- If PD or SD with enlarging/new lesions after two serial CT scans, then lymphodepletion
- Cyclophosphamide 60 mg/kg +mesna on Day -7, -6 then fludarabine 25 mg/m² Days -7 to -3;
- TIL infusion ($\geq 20 \cdot 10^9$ - 10^{10} $CD3^+$ cells depending on growth) on Day 0;
- IL-2 (intermediate dose at 18 miU/m² over 6, 12, and 24 hrs then 4.5 miU/m² over 24 hrs x 3) on Days 1 – 6;
- Apheresis for functional studies and maintenance nivolumab 480 mg q4wks Day +29 for up to 1 year.

Creelan B et al., ASCO 2020

TIL Therapy Clinical Results in Advanced NSCLC that Failed Nivolumab Therapy

Tumor response before and after TIL



PR or CR
PD
Treatment ongoing
Remains on treatment
Off treatment
n = 15
n = 12

Summary

1. TIL can be produced in 95% (19/20) of NSCLC patients.
2. Durable responses were observed with TIL therapy.
   - BORR 30%
   - 2 CR ongoing, 1 PR, 2 uPR, and 1 uPR (this one is confirmed) ongoing awaiting next CT
   - 1 apparent pathological response despite radiographic 'pseudo' progression

Time to response



Trial outcome
Radiographic Response (uPR/PR/CR)
New lesion
Ongoing Trial
Data pending

OS after TIL



Alive: 11 of 16
Median OS: not reached
Survival post-TIL (%)
100
75
50
25
0
0 3 6 9 12 15 18 21 24 27
Time from TIL infusion (months)
At risk: 16 11 10 9 9 6 6 5 3 2

Creelan B et al., ASCO 2020

CBMG TIL Strategy

CBMG
Cellular Biomedicine Group

- Improve the next TIL trial by addressing key issues from previous studies
- Invest in TIL process development in both US and China
- Will sponsor and initiate TIL1 trial in the US for stage IIIB and IV NSCLC patients (excluding EGFR mutation, ALK fusion) refractory to anti-PD1 therapy in 2021
- CBMG's US Rockville, MD facility will manufacture TIL1 to support all clinical trials in the US.


CBMG

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